                                                                 EXHIBIT (z)(1)


                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Tax Free High Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen Florida Insured Tax Free Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                        Van Kampen Managed Short Term Income Fund*
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                    Van Kampen Equity Trust II
                        Van Kampen Tax Managed Equity Growth Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Prime Rate Income Trust
                    Van Kampen Senior Floating Rate Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity Income Fund
                    Van Kampen Exchange Fund

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                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Asset Allocation Portfolio
                        Comstock Portfolio
                        Domestic Income Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Global Equity Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                        Select Growth Portfolio
                        Strategic Stock Portfolio
                        Technology Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen U.S. Government Trust for Income
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Asian Growth Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Equity Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Latin American Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Tax Managed Global Franchise Fund
                        Van Kampen Value Fund
                        Van Kampen Worldwide High Income Fund


* Funds that have not commenced investment operations.
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                                December 8, 2000

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
INSURED MUNICIPALS INCOME TRUST                                                                     SERIES 426
VAN KAMPEN FOCUS PORTFOLIOS, INSURED INCOME TRUST                                                   SERIES 76

THE DOW(SM)STRATEGIC 10 PORTFOLIO                                                                   NOVEMBER 2000
                                                                                                    SERIES
THE DOW(SM)STRATEGIC 10 PORTFOLIO                                                                   NOVEMBER 2000
                                                                                                    TRADITIONAL SERIES
THE DOW(SM)STRATEGIC 5 PORTFOLIO                                                                    NOVEMBER 2000
                                                                                                    SERIES
THE DOW(SM)STRATEGIC 5 PORTFOLIO                                                                    NOVEMBER 2000
                                                                                                    TRADITIONAL SERIES
EAFE STRATEGIC 20 PORTFOLIO                                                                         NOVEMBER 2000
                                                                                                    SERIES
STRATEGIC PICKS OPPORTUNITY TRUST PORTFOLIO                                                         NOVEMBER 2000
                                                                                                    SERIES
NASDAQ STRATEGIC 10 PORTFOLIO                                                                       NOVEMBER 2000
                                                                                                    SERIES
DOW & TECH STRATEGIC 5 PORTFOLIO                                                                    SERIES NOVEMBER
                                                                                                    2000 SERIES
INTERNET PORTFOLIO                                                                                  SERIES 25A
INTERNET PORTFOLIO                                                                                  SERIES 25B
MORGAN STANLEY HIGH-TECHNOLOGY 35 INDEX PORTFOLIO                                                   SERIES 17A
MORGAN STANLEY HIGH-TECHNOLOGY 35 INDEX PORTFOLIO                                                   SERIES 17B
Utility Portfolio                                                                                   Series 9
SOFTWARE PORTFOLIO                                                                                  SERIES 6A
SOFTWARE PORTFOLIO                                                                                  SERIES 6B
MORGAN STANLEY U.S. MULTINATIONAL INDEX PORTFOLIO                                                   SERIES 6A
MORGAN STANLEY U.S. MULTINATIONAL INDEX PORTFOLIO                                                   SERIES 6B
THE DOW 30 INDEX TRUST                                                                              SERIES 11
GREAT INTERNATIONAL FIRMS PORTFOLIO                                                                 SERIES 14
Pharmaceutical Portfolio                                                                            Series 12a
Pharmaceutical Portfolio                                                                            Series 12b
TELECOMMUNICATIONS & BANDWIDTH PORTFOLIO                                                            SERIES 13A
TELECOMMUNICATIONS AND BANDWIDTH PORTFOLIO                                                          SERIES 13B
SEMI-CONDUCTOR PORTFOLIO                                                                            SERIES 4A
SEMI-CONDUCTOR PORTFOLIO                                                                            SERIES 4B
Global Wireless Portfolio                                                                           Series 5a
Global Wireless Portfolio                                                                           Series 5a
ROARING 2000S PORTFOLIO                                                                             SERIES 9A
ROARING 2000S PORTFOLIO                                                                             SERIES 9B
Roaring 2000s Portfolio Traditional                                                                 Series 7
GLOBAL ENERGY PORTFOLIO                                                                             SERIES 16
FINANCIAL INSTITUTIONS PORTFOLIO                                                                    SERIES 7A
FINANCIAL INSTITUTIONS PORTFOLIO                                                                    SERIES 7A

Edward Jones Select Growth Trust                                                                    June 2000 Series
Baird Economic Outlook Trust                                                                        October 2000 Series
Josephthal Strategist Series, Power Portfolio                                                       II
TD WATERHOUSE FINANCIAL INSTITUTIONS TRUST                                                          SERIES 1
EDWARD JONES CENTRAL EQUITY TRUST, DIVERSIFIED INCOME                                               SERIES 1
FORBES COMMTECH INDEX PORTFOLIO                                                                     SERIES 1
Investors' Corporate Income Trust                                                                   Series 1 and Subsequent Series
Tax Exempt Trust for Various State Residents
Investors' Quality Tax-Exempt Trust                                                                 Series 1 and Subsequent Series
The First National Dual Series Tax-Exempt Bond Trust                                                Series 3 and Subsequent Series

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